UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 11, 2012 (July 8, 2012)

Date of Report (Date of earliest event reported)

FX ALLIANCE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35423	20-5845576
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

909 Third Avenue, 10th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 268-9900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement

Merger Agreement

On July 8, 2012,  FX Alliance Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Thomcorp Holdings Inc., a Delaware corporation (“Parent”), CB Transaction Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and, solely with respect to Section 9.13 of the Merger Agreement, Thomson Reuters Corporation, a corporation under the laws of the province of Ontario, Canada (“Parent Guarantor”).  Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Merger Sub will commence a tender offer (the “Offer”) to acquire all of the issued and outstanding shares of common stock, $0.0001 par value per share, of the Company (“Company Common Stock”) at a purchase price of $22.00 per share, net to the holder in cash, without interest (the “Offer Price”), subject to any required withholding of taxes.

Parent and Merger Sub have agreed to commence the Offer as promptly as practicable, but no later than July 18, 2012.  It is a condition to Merger Sub’s obligation to purchase the shares tendered in the Offer that the number of shares of Company Common Stock that have been validly tendered and not properly withdrawn, together with any shares of Company Common Stock then owned by Parent and Merger Sub, equal at least a majority of the Company Common Stock outstanding, on a fully diluted basis, as of the expiration of the Offer.  In addition, the obligation of Merger Sub to purchase shares tendered in the Offer is subject to (i) the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the receipt of approval of Parent (and any other potential controllers in Parent’s group, to the extent required) from the Financial Services Authority of the United Kingdom (the conditions in (i) and (ii) collectively, the “Regulatory Approvals”) and (iii) other customary closing conditions.

Following the consummation of the Offer and subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”).  As a result of the Merger, each issued and outstanding share of Company Common Stock (other than shares of Company Common Stock held by Parent and its subsidiaries or held by the Company and its subsidiaries, or held by stockholders who are entitled to demand, and who properly demand, appraisal rights) that is not tendered pursuant to the Offer will be converted into the right to receive an amount in cash equal to the Offer Price, without interest and subject to any required withholding of taxes. Following the effective time of the Merger, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation in the Merger. The closing of the Merger is subject to approval of the Merger by the holders of a majority of the Company Common Stock; however, the parties have agreed that if, after the purchase of the Company Common Stock tendered in the Offer and after giving effect to any shares purchased pursuant to the Merger Agreement provisions described in the next paragraph, Parent, Merger Sub and their respective subsidiaries own at least 90% of the outstanding Company Common Stock, then, following the satisfaction or waiver of the other conditions to the closing of the Merger, Parent shall execute a “short-form” Merger pursuant to applicable Delaware General Corporation Law, which will not require the consent of the Company’s stockholders. In addition to stockholder approval, to the extent required, the Merger is also conditioned upon the absence of certain legal restraints and the acceptance of payment by Merger Sub of all the shares of Company Common Stock validly tendered and not withdrawn pursuant to the Offer.

The Company has also granted to Merger Sub an irrevocable option (the “Top-Up Option”) to purchase a number of newly issued shares of Company Common Stock, at a price per share equal to the Offer Price, equal to at least the number of shares that, when added to the number of shares of Company Common Stock directly or indirectly owned by Parent and Merger Sub at the time of exercise, shall constitute one share more than 90% of the shares of Company Common Stock outstanding immediately after exercise of the Top-Up Option.  The Top-Up Option may not be exercised and will terminate if at the closing of the Offer (and any subsequent offering period thereto) the minimum number of shares issuable upon exercise of the Top-Up Option would exceed the number of shares of Company Common Stock that are authorized and unissued and unreserved.  Merger Sub will be obligated to exercise the Top-Up Option promptly after the closing of the Offer (or any subsequent offering period thereto) if such exercise would cause Merger Sub to hold at least one share more than 90% of the shares of Company Common Stock outstanding immediately after exercise of the Top-Up Option.

Effective upon the closing of the Offer and from time to time thereafter, pursuant to the Merger Agreement, Merger Sub shall be entitled to designate the number of directors on the Company’s board of directors equal to the product of (i) the total number of directors on the Company’s board of directors, and (ii) the percentage that the number of shares of Company Common Stock beneficially owned by Parent and Merger Sub at such time bears to the total number of shares of Company Common Stock outstanding (determined on a fully-diluted basis); provided, however, that prior to the effective time of the Merger the Company’s board of directors shall always have at least three members of the Company’s board of directors who are independent for purposes of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Independent Directors”), and allow the Independent Directors who are members of the audit committee immediately prior to the date of the Merger Agreement to remain the sole members of the audit committee.  Until the effective time of the Merger, the approval of a majority of the Independent Directors shall be required to authorize the Company to, among other things: (i) amend, modify or terminate the Merger Agreement or amend or modify the terms of the Offer or the Merger, (ii) exercise or waive any of the Company’s rights or remedies under the Merger Agreement, (iii) extend the time for performance of, or waive, any of the obligations or other acts of Parent or Merger Sub under the Merger Agreement, (iv) enforce any obligation of Parent or Merger Sub under the Merger Agreement and (v) amend or otherwise modify in any manner adverse to the Company’s stockholders the certificate of incorporation or bylaws of the Company.  The parties agreed that after the closing of the Offer, upon Parent’s request, they will take all actions reasonably necessary to elect to be treated as a “controlled company” (within the meaning of the listing requirements of the New York Stock Exchange).

The Merger Agreement contains representations, warranties and covenants of the parties customary for a transaction of this type, including, among other things, a covenant not to solicit alternative transactions or to provide information or enter into discussions in connection with alternative transactions, subject to certain exceptions to allow the Company’s board of directors to exercise its fiduciary duties.

The Merger Agreement contains certain termination rights for Parent and the Company including, with respect to the Company, the right to terminate the Merger Agreement to enter into an agreement with respect to a Superior Proposal (as defined in the Merger Agreement) subject to certain terms and conditions.  In connection with the termination of the Merger Agreement under certain circumstances, including with respect to the Company’s entry into an agreement with respect to a Superior Proposal, the Company is required to pay Parent a termination fee equal to $14,500,000.  Parent will be required to pay the Company a termination fee equal to $14,500,000 under certain circumstances, including failure to obtain the Regulatory Approvals.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been provided solely to inform investors of its terms. The Merger Agreement contains customary representations, warranties and covenants, which were made for the purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate.   In addition, such representations, warranties and covenants may be subject to important qualifications and limitations agreed to by the Company, Parent and Merger Sub in connection with the negotiated terms or with certain disclosures not reflected in the text of the Merger Agreement,  may not be accurate or complete as of any specified date or may be subject to a contractual standard of materiality different from those generally applicable to stockholders or other investors in the Company.   The Company’s stockholders and other investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Merger Sub or any of their respective subsidiaries or affiliates.

Item 3.02.                                          Unregistered Sales of Equity Securities.

In connection with the Company’s entry into the Merger Agreement, the Company granted to Merger Sub the Top-Up Option, which under certain circumstances would permit Merger Sub to purchase a number of newly issued shares of Company Common Stock, at a price per share equal to the Offer Price, equal to at least the number of shares that, when added to the number of shares of Company Common Stock directly or indirectly owned by Parent and Merger Sub at the time of exercise, shall constitute one share more than 90% of the shares of Company Common Stock outstanding immediately after exercise of the Top-Up Option.  See the disclosures regarding the Top-Up Option under Item 1.01 above, which disclosures are incorporated herein by reference.

Item 5.01                                             Change in Control of Registrant.

If the Offer is consummated, the Company will experience a change of control.  See the disclosures regarding the Offer and the Merger Agreement under Item 1.01 above, which disclosures are incorporated herein by reference.

Item 8.01                                             Other Events.

Tender and Support Agreements

Concurrently with the execution of the Merger Agreement, certain of the Company’s stockholders, Philip Z. Weisberg (the Company’s Chief Executive Officer), in his capacity as an individual and as trustee of a trust, John. W. Cooley (the Company’s Chief Financial Officer) and certain funds affiliated with Technology Crossover Ventures, entered into tender and support agreements with Parent and Merger Sub pursuant to which, subject to the terms and conditions set forth therein, such stockholders have agreed to tender their shares of Company Common Stock in the Offer.  The shares subject to the tender and support agreements comprise approximately 32.5% of the outstanding Company Common Stock. The tender and support agreements will terminate upon certain circumstances, including upon termination of the Merger Agreement or a change in recommendation of the board of directors of the Company.

Notice to Investors

This current report on Form 8-K is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any of the Company common shares. The tender offer described herein has not yet been commenced. On the commencement date of the tender offer, an offer to purchase, a letter of transmittal and related documents will be filed with the Securities and Exchange Commission and thereafter a solicitation/recommendation statement with respect to the tender offer will be filed by the Company with the Securities and Exchange Commission. Each of these documents will be mailed to stockholders of record and will also be made available for distribution to beneficial owners of common shares. The solicitation of offers to buy the Company’s common shares will only be made pursuant to the offer to purchase, the letter of transmittal and related documents. When they are available, stockholders should read the offer to purchase, the letter of transmittal and related documents, as well as the solicitation/ recommendation statement, carefully because they will contain important information, including the various terms of, and conditions to, the tender offer. When they are available, stockholders will be able to obtain the offer to purchase, the letter of transmittal and related documents and the solicitation/recommendation statement without charge from the Securities and Exchange Commission’s Website at www.sec.gov.  Stockholders will be able to obtain the offer to purchase, letter of transmittal and related documents without charge from the information agent that Thomson Reuters Corporation or its subsidiaries select and will be able to obtain free copies of the Company’s solicitation/recommendation statement and related documents filed by the Company with the Securities and Exchange Commission on the Investor Relations section of the Company’s website at www.fxall.com. Stockholders are urged to read carefully those materials when they become available prior to making any decisions with respect to the tender offer.

Statement on Cautionary Factors

Certain statements in this current report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Any statements that refer to expectations or other characterizations of future events, circumstances or results, including, without limitation, all statements related to the proposed business combination transaction and related transactions and the outlook for the Company’s businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing.  Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties, including uncertainties as to the timing of the tender offer and business combination; uncertainties as to how many of the Company’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by the Company from time to time, as well as the tender offer documents to be filed by Thomson Reuters Corporation, Parent and Merger Sub and the solicitation/recommendation statement to be filed by the Company. All of the materials related to the offer (and all other offer documents filed with the Securities and Exchange

Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Investors and security holders will also be able to obtain free copies of the documents filed with the Securities and Exchange Commission by the Company on the Investor Relations section of the Company website at www.fxall.com. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits.

The following exhibit is furnished as part of this report:

Exhibit No.	Description of Exhibit
2.1

Agreement and Plan of Merger, dated as of July 8, 2012 by and among Thomcorp Holdings Inc., CB Transaction Corp., Thomson Reuters Corporation (solely with respect to section 9.13) and FX Alliance Inc.*

*                 Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FX ALLIANCE INC.

Dated: July 11, 2012	By:	/s/ John W. Cooley
John W. Cooley
Chief Financial Officer